UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4998

T. Rowe Price Spectrum Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

Spectrum Funds	June 30, 2010

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After a year of fast-paced recovery, most global stock markets took a breather in the first half of 2010. A swarm of worrisome developments weighed on investor confidence—particularly in the second quarter—generating losses across sectors, styles, and regions. U.S. bonds generally fared well throughout the period, especially in the second quarter, as investors retreated toward Treasuries.

MARKET ENVIRONMENT

Global stocks declined in the first half of 2010, as gains through April were erased by a sharp correction—traditionally defined as a drop of at least 10%—in May and June. The remarkable rally that started in March 2009 was initially disrupted by the emergence of a severe Greek debt crisis. Investors worried that the crisis could spread to other highly indebted European nations and perhaps weigh down the wider global economy. Indeed, the U.S. reported disappointing economic news in May and June, including poor employment figures.

Losses accelerated late in the spring as more troubling news emerged. Efforts to tighten monetary policy and lending practices in China enhanced worries about the global economy. Rising military tensions between North and South Korea elevated geopolitical risk. U.S. financials sector reform efforts, on top of recently passed health care reforms, seemed to be shifting the ground under investors’ feet. Finally, the massive Gulf of Mexico oil spill also weighed on investor sentiment and generated uncertainty about local economies and the future of the energy sector.

The correction that ensued was widespread and affected virtually all global market sectors. Markets outside the U.S. posted the weakest results, particularly developed markets in Europe. A strong rise in the value of the U.S. dollar—triggered by a global flight to safety—further weighed down the international indexes.

Results for the U.S. stock market were somewhat better. For the first half of the period, U.S. mid- and small-cap shares significantly outperformed their large-cap peers due to stronger gains early in the year. Growth stocks remained largely out of favor as value stocks held up better across all market capitalizations. Despite dropping roughly 13% to 18% from late April through the end of June, most major indexes remain more than 50% above their March 2009 nadir as of June 30.

In the large-cap universe, as measured by the S&P 500 Index, all sectors declined. Based on total return data from S&P, energy and materials fared the worst as global macroeconomic uncertainty, lower commodity prices, and the Gulf oil spill dented investor sentiment toward natural resource stocks. Most remaining sectors fell moderately, but industrials and consumer discretionary companies held up best.

The U.S. bond market, in contrast, made solid gains for the half. Early in the year when investors were more confident in economic recovery, high yield bonds did well. When conditions turned sour in the spring, investors turned to the investment-grade universe. Long-term Treasuries produced the strongest returns for the period. High-quality corporate bonds, agency mortgage-backed securities (MBS), and asset-backed securities (ABS) did well but were less robust. Short-term U.S. government issues and municipal securities lagged. Outside the U.S., emerging market bonds fared considerably better than developed market bonds, which were hampered in the wake of the Greek financial crisis.

Spectrum Growth Fund
The Spectrum Growth Fund returned -7.00% for the six months ended June 30, 2010. In a challenging market environment, the fund modestly trailed the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index.

The global stock market correction generated losses in all of the fund’s key investment segments.Losses were heaviest for U.S. large-caps and non-U.S. stocks. Positions in small- and mid-cap shares held up better, but these accounted for only about 25% of the total portfolio. Top holding Apple was among the portfolio’s best performers for the period, while number-two holding Google was a key detractor. (Please refer to the portfolio of investments for a complete listing of fund holdings and the amount each represents in the portfolio.)

Stocks remained reasonably valued, and while volatility increased, they have been supported by a favorable earnings environment and solid balance sheets as the economy has improved. Over time, we have moved away from a preference for value and now are about neutrally balanced between growth and value stocks. Broadly, valuations on growth stocks are highly attractive compared with historical levels.

Although volatility has increased, stocks continue to be supported by a favorable earnings environment and reasonable balance sheets in the context of a gradually improving economy.

While value stocks often do well as the economy and profits recover from trough levels, growth stocks are very attractively valued. We are underweighting small-cap stocks versus large-caps as strong small-cap performance in 2010 has made the small-cap sector’s valuations even richer. We have a neutral bias between U.S. and non-U.S. developed markets stocks because we believe better U.S. growth prospects are reflected in current valuations. We remain overweight to emerging markets stocks and believe that over the long term, higher growth prospects for emerging markets should offset greater short-term volatility. However, we reduced our overweight during the period in recognition that valuations had become less compelling following the recent strong performance of emerging markets equities.

Spectrum Income Fund
The Spectrum Income Fund returned 2.24% for the six months ended June 30, 2010. These results lagged behind those of its benchmarks, the Barclays Capital U.S. Aggregate Index and the Lipper General Bond Funds Average (see the Performance Comparison table).

While the fund is predominantly a fixed income portfolio, our third-largest holding is the Equity Income Fund, which invests in dividend-paying stocks. This positioning generally is advantageous when stocks are rising but can weaken results when stocks lose ground. Our underperformance for the period largely can be explained by our holdings in the Equity Income Fund, which underperformed as stocks trailed bonds over the period.

Most of our fixed income holdings gained ground throughout the period, but leadership rotated from one group to another. Signs of economic recovery early in the period prompted strong gains in high yield and investment-grade corporate bonds. The correction that occurred in the spring sent many investors rushing for the relative safety of Treasuries, which rallied in the second quarter. MBS and ABS—notably those with the least amount of credit risk—gained ground in the second quarter as well. Over the period, we reduced the fund’s exposure to investment-grade bonds in favor of high yield and emerging market bonds as yield spreads remain attractive in these sectors relative to their historical average.

We remain overweight in high yield bonds relative to investment-grade bonds. Despite recent concerns, these securities should improve with the economy over the long term. Even if U.S. economic growth slows in the second half of 2010, the majority of high yield issuers have already taken the necessary steps to improve liquidity, extend debt maturities, and rationalize cost structures. For this reason, defaults are expected to trend below 2% by the end of this year and remain at this low level in 2011.

Spectrum International Fund
The Spectrum International Fund returned -10.49% for the six months ended June 30, 2010. The fund slightly outperformed the MSCI All Country World ex-U.S.A. Index as well as the Lipper International Multi-Cap Core Funds Average.

The portfolio’s largest single area of exposure is the developed markets of Europe, a region that was hit hard during the period as a debt crisis in Greece threatened to spread to other indebted European nations. Smaller positions in emerging markets fared somewhat better, but no single segment of the portfolio was able to generate gains in the difficult market environment.

We are currently overweight to emerging market equities relative to the benchmark. Valuations are less compelling than they were early in 2009 following a strong recovery. However, these markets have had limited exposure to recent financial crises and have been enjoying strong improvements in domestic consumer spending. Over a longer investment horizon, we expect growth opportunities to offset the higher potential for day-to-day volatility. We reduced our allocation to emerging market stocks over the period as valuations are less compelling following strong performance in the sector relative to developed non-U.S. equities. We added to our allocation to the International Growth & Income Fund, which invests in established companies in developed markets that we believe are currently undervalued.

OUTLOOK

While investors have been rightly concerned about the sovereign debt crisis in Europe, such aftershocks are not out of the ordinary following financial crises. Indeed, this is the type of bad news one might expect as the global economy struggles to readjust—and one reason we and others have predicted a slow recovery even after the steep recession. Nonetheless, we believe the U.S. economy is regaining its footing, due in part to pent-up demand for long-lasting durable goods. Sharp increases in productivity as a result of cost-cutting appear to be coming to an end, setting the stage for an eventual improvement in job gains and household spending. Modest but continued growth would bode well for equity markets and corporate bonds but may lead to some decline in Treasury prices should risk aversion subside and yields turn higher once again.

Stock valuations are reasonable, especially in relation to today’s low interest rates. The difference between the earnings yield on large-cap stocks and the 10-year Treasury rate is attractive in any historical context. Nonetheless, volatility is likely to persist until the global economy shows legitimate signs of strong growth. We believe that shareholders will be well served over the long term by the funds’ fundamental commitment to diversification across asset classes, as well as our emphasis on strong fundamental research in seeking investment opportunities in the current market environment.

Respectfully submitted,

Edmund M. Notzon III
President of the Spectrum Funds and chairman of the Investment
Advisory Committee

July 16, 2010

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds usually are considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

J.P. Morgan Non-U.S. Dollar Government Bond Index: An unmanaged index that tracks the performance of major non-U.S. bond markets.

Lipper average: The average of available mutual fund performance returns in defined categories as tracked by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI All Country World Index ex-U.S.A.: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

MSCI Emerging Markets Index: An unmanaged index that tracks stocks in emerging market countries.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 U.S. primarily large-cap companies.

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

PORTFOLIO HIGHLIGHTS

LARGEST HOLDINGS

(Of the combined underlying funds at 6/30/10)

Spectrum Growth Fund	Percent of Net Assets 6/30/10
Apple	2.4%
Google	1.6
JPMorgan Chase	1.5
American Express	1.2
Amazon.com	1.1
Schlumberger	1.1
Danaher	1.0
Wells Fargo	0.8
Bank of America	0.8
Express Scripts	0.8
Total	12.3

LARGEST HOLDINGS

(Of the combined underlying funds at 6/30/10)

Spectrum International Fund	Percent of Net Assets 6/30/10
Nestle	1.8%
Royal Dutch Shell	1.3
Telefonica	1.3
BP	1.2
Roche Holding–Genusscheine	1.1
Toyota Motor	1.0
Zurich Financial Services	0.9
Vodafone	0.9
Fresenius	0.8
Credit Suisse	0.8
Total	11.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs) or investments in the T. Rowe Price Reserve Investment Fund that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

Spectrum Growth Fund	Minimum-Maximum	Target at 12/31/09	Target at 6/30/10
Growth Stock Fund	5-25%	16.34%	16.55%
Blue Chip Growth Fund	5-25	16.34	16.55
Equity Income Fund	5-25	16.34	16.55
Value Fund	5-25	16.34	16.55
International Stock Fund	0-20	9.15	8.61
International Growth & Income Fund	0-20	8.07	8.09
New Horizons Fund	0-15	2.86	2.90
Mid-Cap Growth Fund	0-15	3.95	4.00
Mid-Cap Value Fund	0-15	3.95	4.00
Small-Cap Value Fund	0-15	2.86	2.90
Emerging Markets Stock Fund	0-10	3.80	3.30
Summit Cash Reserves Fund	0-25	0.00	0.00
Spectrum Income Fund			
New Income Fund	10-25%	23.60%	23.10%
High Yield Fund	10-25	19.00	20.00
Equity Income Fund	10-25	15.00	13.00
International Bond Fund	5-20	11.30	11.30
GNMA Fund	5-20	9.95	8.45
Short-Term Bond Fund	0-15	10.40	10.40
U.S. Treasury Long-Term Fund	0-15	0.50	0.50
Emerging Markets Bond Fund	0-10	5.00	7.00
Corporate Income Fund	0-10	5.25	6.25
Summit Cash Reserves Fund	0-25	0.00	0.00
Spectrum International Fund			
International Stock Fund	0-55%	27.68%	26.40%
International Growth & Income Fund	0-35	20.23	26.07
European Stock Fund	0-30	23.08	21.74
Japan Fund	0-30	7.17	5.49
International Bond Fund	0-20	0.00	0.00
New Asia Fund	0-20	11.14	11.50
Emerging Markets Stock Fund	0-20	7.79	5.76
International Discovery Fund	0-20	1.81	1.84
Latin America Fund	0-15	0.00	0.00
Emerging Markets Bond Fund	0-15	0.00	0.00
Emerging Europe & Mediterranean Fund	0-15	1.10	1.20
Overseas Stock Fund	0-0	0.00	0.00
Africa & Middle East Fund	0-0	0.00	0.00
Summit Cash Reserves Fund	0-25	0.00	0.00

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SPECTRUM GROWTH FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/10	Year Ended 12/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 4,310	$ 29,803
Net realized loss	(11,450)	(147,933)
Change in net unrealized gain (loss)	(193,997)	966,017
Increase (decrease) in net assets from operations	(201,137)	847,887
Distributions to shareholders		
Net investment income	–	(28,224)
Net realized gain	–	(8,657)
Decrease in net assets from distributions	–	(36,881)
Capital share transactions*		
Shares sold	155,579	267,728
Distributions reinvested	–	35,426
Shares redeemed	(212,697)	(350,463)
Decrease in net assets from capital share transactions	(57,118)	(47,309)
Net Assets		
Increase (decrease) during period	(258,255)	763,697
Beginning of period	2,902,671	2,138,974
End of period	**$ 2,644,416**	**$ 2,902,671**
Undistributed net investment income	5,892	1,582
*Share information		
Shares sold	9,992	21,472
Distributions reinvested	–	2,358
Shares redeemed	(13,828)	(28,709)
Decrease in shares outstanding	(3,836)	(4,879)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

Unaudited

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/10	Year Ended 12/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ –	$ 9,490
Net realized loss	(12,347)	(57,371)
Change in net unrealized gain (loss)	(43,607)	192,241
Increase (decrease) in net assets from operations	(55,954)	144,360
Distributions to shareholders		
Net investment income	–	(10,121)
Net realized gain	–	(506)
Decrease in net assets from distributions	–	(10,627)
Capital share transactions*		
Shares sold	76,777	124,520
Distributions reinvested	–	10,255
Shares redeemed	(46,074)	(56,287)
Increase in net assets from capital share transactions	30,703	78,488
Net Assets		
Increase (decrease) during period	(25,251)	212,221
Beginning of period	500,613	288,392
End of period	**$ 475,362**	**$ 500,613**
Undistributed net investment income	576	576
*Share information		
Shares sold	8,099	15,817
Distributions reinvested	–	1,089
Shares redeemed	(4,918)	(7,355)
Increase in shares outstanding	3,181	9,551

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM FUNDS

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Spectrum Fund, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds) are three portfolios established by the corporation. Spectrum Growth and Spectrum Income commenced operations on June 29, 1990, and Spectrum International commenced operations on December 31, 1996.

Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying Price funds). Spectrum Growth seeks long-term capital appreciation and growth of income with current income a secondary objective. Spectrum Income seeks a high level of current income with moderate share price fluctuation. Spectrum International seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately received upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to the Spectrum Funds’ shareholders are recorded on the ex-dividend date. Income distributions are declared by Spectrum Income daily and paid monthly. Income distributions are declared and paid by Spectrum Growth and Spectrum International annually. Capital gain distributions, if any, are generally declared and paid by each fund annually.

Redemption Fees A 2% fee is assessed on redemptions of Spectrum International shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares and are paid to the fund. Redemption fees received by Spectrum International are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the fund. Accordingly, redemption fees have no effect on the net assets of Spectrum International.

NOTE 2 - VALUATION

Each fund’s investments are reported at fair value as defined by GAAP. Each fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Investments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the funds’ Board of Directors.

Various inputs are used to determine the value of investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the Spectrum Funds, and unobservable inputs reflect the Spectrum Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. On June 30, 2010, all investments in the underlying Price funds were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the six months ended June 30, 2010, were as follows:

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, Spectrum Growth and Spectrum Income recognized capital losses in the current period for tax purposes that had been recognized in the prior year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1 and December 31, 2009, and totaled $4,273,000 for Spectrum Growth and $1,113,000 for Spectrum Income. Each fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2009, Spectrum Growth had $95,311,000 of unused capital loss carryforwards, which all expire in 2017; Spectrum Income had $48,564,000 of unused capital loss carryforwards, which all expire in 2017; and Spectrum International had $37,705,000 of unused capital loss carryforwards, which expire: $665,000 in 2016, and $37,040,000 in 2017.

At June 30, 2010, the cost of investments for federal income tax purposes and net unrealized gain (loss) on investments was as follows:

NOTE 5 - RELATED PARTIES

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc., is the investment manager for Spectrum Growth and Spectrum Income, and also serves as manager for the domestic underlying Price funds. T. Rowe Price International, Inc. (Price International), a wholly owned subsidiary of Price Associates, is the investment manager for Spectrum International and also serves as manager for the international underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of Price Associates and its subsidiaries, and of the underlying Price funds.

The Spectrum Funds pay no management fees; however, Price Associates and Price International receive management fees from the underlying Price funds. The Spectrum Funds operate in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds, Price Associates, and, in the case of Spectrum International, Price International. Pursuant to these agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Therefore, each Spectrum Fund operates at a zero expense ratio. However, each Spectrum Fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the Spectrum Funds may represent a significant portion of an underlying Price fund’s net assets. At June 30, 2010, Spectrum Growth and Spectrum International each held less than 25% of the outstanding shares of any underlying Price fund; Spectrum Income held approximately 49% of the outstanding shares of the Corporate Income Fund and 32% of the GNMA Fund.

Additionally, Spectrum Income is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Shareholder servicing costs associated with each college savings plan are allocated to Spectrum Income in proportion to the average daily value of its shares owned by the college savings plan and, in turn, are borne by the underlying Price funds in accordance with the terms of the investment management and special servicing agreements. At June 30, 2010, approximately 20% of the outstanding shares of Spectrum Income were held by the college savings plans.

As of June 30, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 2,061,790 shares of Spectrum Growth, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE SPECTRUM GROWTH FUND

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Adviser does not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to a Special Servicing Agreement, which was approved by the Board on October 20, 2009. The Adviser does receive fees from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Adviser under the Contract. The Board did review information regarding benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds and concluded that the Adviser’s profits were reasonable. Because the Adviser does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Because the Adviser does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Adviser and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

T. ROWE PRICE SPECTRUM INCOME FUND

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Adviser does not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to a Special Servicing Agreement, which was approved by the Board on October 20, 2009. The Adviser does receive fees from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Adviser under the Contract. The Board did review information regarding benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds and concluded that the Adviser’s profits were reasonable. Because the Adviser does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Because the Adviser does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Adviser and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
 The Adviser does not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to a Special Servicing Agreement, which was approved by the Board on October 20, 2009. The Adviser does receive fees from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Adviser under the Contract. The Board did review information regarding benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds and concluded that the Adviser’s profits were reasonable. Because the Adviser does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Because the Adviser does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Adviser and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Spectrum Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010